NATIXIS DIVERSIFIED INCOME FUND

Supplement dated October 22, 2012 to the Natixis Diversified Income Fund Class A and Class C Prospectus and Natixis Diversified Income Fund Class A and Class C Summary Prospectus, each dated May 1, 2012, as may be revised and supplemented from time to time.

Effective immediately, Kathleen C. Gaffney, CFA, will no longer be a co-manager of the Multi-Sector Bond discipline of Natixis Diversified Income Fund. Matthew J. Eagan and Elaine M. Stokes will remain as portfolio managers of the Multi-Sector Bond discipline of the Fund. Accordingly, as of October 22, 2012, all references to Ms. Gaffney in the prospectus are hereby deleted.